August 2020 PARK NATIONAL CORPORATION: Where you mean more Investor Presentation

Safe Harbor Statement This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including actions directed toward the containment of the COVID-19 pandemic and stimulus packages; Park's ability to execute our business plan successfully and within the expected timeframe as well as Park's ability to manage strategic initiatives; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing in addition to continuing residual effects of prior recessionary conditions, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; higher default rates on loans made to our customers due to the COVID-19 pandemic and its impact on our customers' operations and financial condition; changes in interest rates and prices as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and reactions thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated; changes in unemployment may be different than anticipated in light of the impacts of the COVID-19 pandemic; changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated in light of the impacts of the COVID-19 pandemic; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), customer acquisition and retention, changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve, to implement the provisions of the CARES Act, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss ("CECL") accounting standard issued by the FASB in June 2016 and in accordance with the CARES Act, the adoption of which can be deferred by Park (with retrospective application as of January 1, 2020) until the earlier of: (1) the interim reporting period during which the national emergency concerning the COVID-19 outbreak declared by the President on March 13, 2020 terminates; or (2) December 31, 2020, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, when adopted by Park, which may prove unreliable, inaccurate or not predictive of actual results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners), monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve) and other governmental policies of the U.S. federal government, including those implemented in response to the COVID-19 pandemic; unexpected changes in interest rates or disruptions in the financial markets related to COVID-19 or responses to the related health crisis; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of government debt in the United States and other countries, and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in other countries; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations; the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results; risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected timeframe; the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and, "Item 1A. Risk Factors" of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2 PARK NATIONAL CORPORATION

Disclaimer Non-GAAP Financial Metrics This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that the disclosure of these “non-GAAP” financial measures presents additional information which, when read in conjunction with Park’s consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park’s peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided beginning on pages 41 and 42 of this presentation. 3 PARK NATIONAL CORPORATION

Overview of Park National Corporation PARK NATIONAL CORPORATION

Overview of Park National Corporation Company Overview • Park’s bank subsidiary, Park National Bank, is headquartered in Newark, Ohio and was founded over 110 years ago in 1908. • $9.7 billion of total assets and $6.0 billion of assets under management(1) as of June 30, 2020. • Park common shares are publicly traded under the symbol “PRK”. • Diversified revenue base with approximately 25% non- interest income to operating revenue during the first half of 2020. • Diversified loan portfolio funded with customer deposits. • Low historical loan losses relative to peers and well Year Ending YTD contained. $ in millions 12/31/2018 12/31/2019 6/30/2020 Total Assets $7,804 $8,558 $9,713 • #1 community bank deposit market share in the state of Total Loans 5,692 6,501 7,204 Ohio and the attractive Columbus, OH MSA (2). Total Deposits 6,261 7,053 8,162 Shareholders' Equity 833 969 1,002 • Low-cost funding profile supports durable net interest TCE / TA (3) 9.28% 9.51% 8.72% margin and extended trend of stable operating results. ALLL / Loans(3) 0.90% 0.87% 1.02% / 1.17%(4) (5) • Park’s average deposit market share is approximately NPAs / Assets 0.97% 1.14% 1.08% Net Interest Margin(3)(6) 3.84% 3.89% 3.89% 40% in six of its Ohio divisions’ headquarter counties. ROAA 1.45% 1.21% 1.15% • 12 community bank divisions under a single brand. ROATCE(3) 16.1% 13.4% 12.7% (1) Market value of assets under management (2) Community bank defined as any bank with under $100 billion of total assets as of June 30, 2020 (3) See Reconciliation of Non-GAAP Financial Metrics shown on pages 41 and 42 (4) 1.17% refers to the total allowance for loan losses on originated loans as a % of total originated loans, excluding $543.1 5 million of PPP loans and $543,000 in related allowance. (5) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due PARK NATIONAL CORPORATION (6) Net interest margin shown on a taxable equivalent basis assuming a 21% corporate federal income tax rate Note: Financial data as of June 30, 2020 unless otherwise noted; Source: S&P Global Market Intelligence

Investment Highlights • Founded in 1908, Park National Bank has been serving its communities for over a century resulting in leading deposit market share in its core markets and low cost deposit funding. Exceptional Franchise • Proven, tenured management team with decades of experience. • Presence in diverse geographic markets and lending segments. • Conservative underwriting and excellent asset quality. • Strong performance through the first half of 2020, with only 0.02% net charge- High Quality Loan offs/average total loans through June 30, 2020. Portfolio • Portfolio showed resilience throughout the great financial crisis, with most problematic credits stemming from a no longer owned banking division. • Non-interest bearing deposits comprise over 30% of total deposits. Low Cost Deposit Funding • Cost of total deposits of 0.25% and cost of interest bearing deposits of 0.36% for Q2 2020. Strong Balance Sheet • Regulatory capital levels in excess of well capitalized requirements. and Capital Position • ALLL/Loans of 1.17%(1) driven by conservative risk rating philosophy. • Trust and wealth management business has $6.0 billion AUM(2) as of June 30, 2020. Diversified Sources of • Non-interest income has historically contributed approximately 26% of total revenue Income since 2016. • Resilient net interest margin, high fee income, and a disciplined approach to Solid Financial expense reductions combine to produce excellent financial results and declining Performance efficiency ratio. (1) 1.17% refers to the total allowance for loan losses on originated loans as a % of total originated loans, 6 excluding $543.1 million of PPP loans and $543,000 in related allowance. PARK NATIONAL CORPORATION (2) Market value of assets under management Note: Financial data as of June 30, 2020 unless otherwise noted

Senior Management David L. Trautman – Chairman of the Board and CEO – Age: 59 (37 years with Park) • Chairman of the Board since May 2019 and CEO since January 2014 of Park and Park National Bank. • President of Park and Park National Bank from 2005 through April 2019. • President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman from 2001 to 2006. • Holds an MBA with honors from The Ohio State University. • Earned his B.A. from Duke University and joined Park immediately following graduation. C. Daniel DeLawder – Chairman of the Executive Committee – Age: 70 (49 years with Park) • Chairman of the Executive Committee and Board Member of Park and Park National Bank. • Previously served as CEO of Park and Park National Bank for 15 years. • Former President of Fairfield National Bank, a division of Park National Bank, from 1985 through 1991. • Former member of the Board of Directors of the Federal Reserve Bank of Cleveland. • Previously served as a member of the American Bankers Association BankPac Committee as well as a member of the Government Relations Council of the ABA. • Received his B.S.Ed., cum laude from Ohio University and joined Park immediately following graduation. 7 PARK NATIONAL CORPORATION

Senior Management (continued) Matthew R. Miller – President – Age: 42 (11 years with Park) • President of Park and Park National Bank since May 2019. • Executive Vice President of Park and Park National Bank from April 2017 through April 2019. • Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017. • Accounting Vice President of Park National Bank from April 2009 through December 2012. • Prior to joining Park, worked for eight years at Deloitte & Touche and focused on clients in the financial services industry. • Earned a bachelor’s degree in accounting, graduating summa cum laude, from University of Akron. Brady T. Burt – Chief Financial Officer – Age: 48 (13 years with Park) • Chief Financial Officer of Park and Park National Bank since December 2012. • Former Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012. • Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO. • Earned his B.S. Degree in accounting from Miami University in 1994. • Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on the Audit and Risk Committees. 8 PARK NATIONAL CORPORATION

Experienced Management Team • Park National Bank’s management team consists of leaders with deep local market knowledge. • Senior leadership team averages 27 years of banking experience. • Average senior leadership tenure with Park National Bank is approximately 21 years. Years with Years in Name Position Age PNB Industry Todd M. Bogdan SVP – Chief Technology Officer 51 4 32 Adrienne M. Brokaw SVP – Director of Internal Audit 52 7 21 Thomas J. Button SVP – Chief Credit Officer 60 23 34 Thomas M. Cummiskey SVP – Trust 50 21 23 Kelly E. Herreman VP – Chief Accounting Officer 37 10 15 Robert N. Kent, Jr. President – Scope Aircraft Finance 62 17 37 Timothy J. Lehman SVP and Chief Operating Officer 55 25 25 Laura B. Lewis SVP – Human Resources & Marketing 60 36 36 Mark H. Miller VP – Process Transformation and Project Management 38 4 4 Greg M. Rhoads VP – Chief Information Officer 42 18 18 Cheryl L. Snyder SVP – Chief Retail Officer 63 41 43 Paul E. Turner SVP - Treasury 52 30 30 Stephen G. Wells Affiliate President Liaison 59 36 36 Jeffrey A. Wilson SVP – Chief Risk Officer 53 16 24 9 PARK NATIONAL CORPORATION

The People of Park National Bank Our organization is a wonderful blend of promising rookies, top draft picks, and seasoned veterans. Each of us has a different story for why we came here and why we remain. A couple common threads knit us together: we love to serve, and we value an environment where we can grow personally and professionally. Bound by these ideals, our colleagues tend to stay around for a long time. Here’s a summary of those who’ve been here for more than 10 years: Associate Tenure 429 167 87 2 24 50+ 40-49 30-39 20-29 10-19 Years with Park National Bank 10 PARK NATIONAL CORPORATION

Community Banking Divisions • Strong history of operating in Park’s affiliate bank model. • Decided in 2019 to move to one brand (Park National Bank) while maintaining local market leadership and advisory boards. • To better align its branch network with banking trends, Park National Bank consolidated 2 branches earlier in 2020 and subsequently announced the consolidation of 21 additional offices (18% of existing) by September 30, 2020. • Proximity to other branches and few competitors in impacted markets reduce the risk of attrition. • Low transaction volume at impacted branches. • Projected annual operating expense reduction of $6.5 million, or 2.5% of fiscal 2019 operating expense. • Park continues to analyze its remaining branch network (geography, demographics, transaction volume, etc.) to identify sensible expense saving opportunities. • Separate division presidents and advisory boards, consisting of leaders with deep local market knowledge. • Leadership team averages approximately 31 years of banking experience and 20 years of affiliate leadership tenure with Park. Years with Years in Name Position Age PNB Industry Robert E. Boss President – North Central Division 63 13 42 John A. Brown President – West Central Division 51 29 29 David J. Gooch President – Cincinnati Division 51 23 29 Chris R. Hiner President – North Division 37 14 14 J. Blaine Jackson President – Charlotte Division 43 9 21 John D. Kimberly President – Carolina Division 55 13 34 Patrick L. Nash President – East Division 55 33 33 Scott E. Rasor President – Miami Division 60 7 37 Donald R. Stone President – Northwest Division 62 24 36 John E. Swallow President – West Division 63 35 45 Laura F. Tussing President – Southeast Division 38 16 16 11 PARK NATIONAL CORPORATION

Attractive Geographic Footprint Ohio North Carolina Overview • Distinct operating regions provide for attractive mix of customers and demographic opportunities. • Park has entered several new geographic markets in recent years via acquisitions and de novo branch openings. • These new markets have affluent, educated populations, faster population growth, and low rates of unemployment(3). Kentucky South Carolina • Combined with Park’s outstanding deposit franchise in its core markets, these expansion markets present a promising opportunity for customer and revenue growth. • Average deposit market share of ~40% in six of its Ohio divisions’ headquarter counties. Trust Full-Time(2) Counties Region Deposits AUM(1) Employees Served Offices June 2020 Unemployment Rate (%)(3) Western Ohio $1.6B $920M 229 6 23 Northern Ohio $1.9B $936M 258 8 26 11.2% 8.9% 8.4% 9.0% 9.9% Metro $764M $840M 184 6 9 6.3% Central Ohio $1.6B $2.3B 164 2 12 Eastern Ohio $1.5B $1.0B 214 8 26 Asheville, Charlotte, Cincinnati, Columbus, Louisville, USA Carolina $721M < $1M 87 6 7 NC NC OH OH KY (1) Market value of assets under management (2) Full-time employees does not include 675 full-time employees at Park’s operational support centers 12 (3) Source: S&P Global Market Intelligence, Claritas PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Park M&A Strategy Two-prong strategy guidelines: 1. Traditional M&A • Strong franchise, good reputation and asset quality • Competitive market share • Continuity of management and leadership • Traditional community bank structure • Sticky, low-cost core deposits • Disciplined approach to pricing and diligence 2. Metro Strategy • Certain attractive markets in the Midwest, Southeast, and Mid-Atlantic regions • De novo branching – mirror successful Columbus, Ohio de novo office • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing trust and wealth management business, or the potential to grow the business in those areas • Commercial focus • Proven leadership team 13 PARK NATIONAL CORPORATION

Recent M&A Highlights • The acquisition of CAB Financial Corporation, the • The acquisition of NewDominion Bank ($329 million of parent of Carolina Alliance Bank ($761 million of assets) assets) closed on July 1, 2018. closed on April 1, 2019. • Demographically accretive, given attractive Charlotte • Consistent with Park’s strategy of adding attractive market. growth markets to its historical markets. • Charlotte’s population growth rate is projected to • CAB’s Asheville, North Carolina and Greenville exceed that of Park’s Ohio markets and the and Spartanburg, South Carolina markets have national average in the coming years. superior demographic and employment trends • Charlotte is the largest metropolitan area in the relative to Park’s legacy markets. Carolinas with over 2.5 million residents. • Complimentary market extension to the July 2018 • Charlotte was rated among the top 20 places to completion of NewDominion Bank acquisition in live in the U.S. by U.S. News & World Report. Charlotte, NC. • Charlotte is home to six Fortune 500 companies • CAB has a history of being very focused on personal and a young, educated, and affluent labor service and community involvement – a hallmark of market. Park’s approach to banking. • Culturally similar, Park had become very familiar with • Principles and core values are closely aligned NewDominion Bank since initially investing $3.5 million with those of Park. in NewDominion Bank in a friendly transaction in • Experienced management team that built an attractive November 2016. merger partner operating in a safe and sound manner. • Strategically important as a small, lower-risk acquisition • Partnership increased CAB’s lending capacity providing for Park. additional lending opportunities in the middle-market and will diversify CAB’s wealth management business. 14 PARK NATIONAL CORPORATION

Pandemic Response • Park began work from home the week of March 16th and went to drive-thru only the week of March 23rd. Park successfully operated 90+ branches in this fashion and served customers through digital channels and by appointment only. • As of August 3rd, 69 lobbies (of 115 locations) across the Park footprint were reopened, and approximately 25 are operating as drive-thru and/or by appointment only. • Management is continually watching COVID-19 levels by county, to determine if lobbies will be opened or closed. • Quietly launched a digital app called ParkDirect, a new virtual relationship banking experience. • Suspended share repurchases and slightly increased cash dividends from the 2019 rate. 15 PARK NATIONAL CORPORATION

Financial Summary PARK NATIONAL CORPORATION

2020 Second Quarter Highlights Park Performance Summary (1) • Park’s Consolidated Capital Ratios as June 30, 2020: – Tangible Common Equity to Tangible Assets of 8.72%(1) – Leverage Ratio of 9.02% Worked closely with all – Total Risk-Based Capital Ratio of 12.54% stakeholders to proactively • Tangible common book value per share grew from $46.30 at June respond to the COVID-19 crisis 30, 2019 to $51.04(1) at June 30, 2020. • Pre-provision net revenue of $47.4 million during Q2 2020, compared to $28.5 million during Q2 2019(1). • Provision for loan losses for Q2 2020 of $12.2 million compared to $1.9 million for Q2 2019 and $6.2 million for the year in 2019. – Provision for loan losses was driven higher by economic uncertainty due to the COVID-19 pandemic. Achieved strong levels of pre- • ALLL / Loans grew to 1.02% as of Q2 2020, compared to 0.85% as provision net revenue in a of Q2 2019. challenging operating • Net interest margin remained stable at 3.84% during Q2 2020, environment. compared to 3.92% during Q2 2019(1). • Core expenses were well controlled during the quarter reflecting an efficiency ratio improvement to 57.41%. • Net income for the second quarter of 2020 was $29.5 million, a 33.1 percent increase from $22.2 million for the second quarter of 2019. 17 PARK NATIONAL CORPORATION (1) See Reconciliation of Non-GAAP Financial Metrics shown on pages 41 and 42

Steady Balance Sheet Growth Total Assets Total Loans (Dollars in millions) (Dollars in millions) $9,713 $8,558 $7,538 $7,804 $7,468 $7,204 $6,501 $5,692 $5,272 $5,372 2016Y 2017Y 2018Y 2019Y 2020Q2 2016Y 2017Y 2018Y 2019Y 2020Q2 Total Deposits Total Shareholders’ Equity (Dollars in millions) (Dollars in millions) $1,002 $969 $833 $8,162 $742 $756 $7,053 $6,261 $5,817 $5,522 2016Y 2017Y 2018Y 2019Y 2020Q2 2016Y 2017Y 2018Y 2019Y 2020Q2 18 PARK NATIONAL CORPORATION

Strong Earnings Power Net Income, ROAA & ROATCE(1) Pre-Provision Net Revenue / Avg. Assets(1) (Dollars in millions) (Dollars in millions) Net Income ROAA ROATCE PPNR PPNR/Avg. Assets 16.1% 1.90% 1.83% $200.0 16.00% 13.4% 1.78% $180.0 1.80% 12.9% $110.4 12.7% $100.0 12.3% 1.64% $160.0 1.70% 1.59% 12.00% $80.0 1.55% $140.0 $102.7 1.60% $86.1 $84.2 $120.0 1.50% $139.2 $60.0 $130.9 $100.0 8.00% $127.0 1.40% $117.8 $80.0 $40.0 1.30% $51.9 $60.0 $79.8 4.00% 1.20% $40.0 1.16% 1.09% 1.45% 1.21% 1.15% $20.0 1.10% $20.0 1.00% – – – 2016Y 2017Y 2018Y 2019Y 2020 YTD 2016Y 2017Y 2018Y 2019Y 2020 YTD Fee Income / Op. Revenue Efficiency Ratio & NIE / Average Assets(1) (Dollars in millions) Pre-Provision Net Interest Income Fee Income Efficiency Ratio Non-Int. Exp. / Avg. Assets Fee Income / Op. Rev. 3.12% 3.00% 26.1% 26.2% 27.5% 24.6% 2.91% 25.3% 2.76% 2.62% $297.7 66.4% $243.8 $266.9 $238.1 63.0% $157.5 60.6% 61.7% 61.7% $84.0 $86.4 $101.1 $97.2 $53.5 2016 2017 2018 2019 2020 YTD 2016Y 2017Y 2018Y 2019Y 2020 YTD 19 (1) See Reconciliation of Non-GAAP Financial Metrics shown on pages 41 and 42 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Durable Net Interest Margin Pre-Provision Net Interest Income and Net Interest Margin(1) Overview (Dollars in millions) • Net interest margin has held steady due to stable asset yields and declining 3.92% 3.86% 3.90% 3.93% 3.84% deposit costs. $81.9 $76.6 $77.8 $77.7 $77.0 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 Pre-Provision Net Interest Income Net Interest Margin Asset Yields, Liability Costs, and Net Interest Margin(1) 4.76% 4.73% 4.64% 4.57% 4.14% Interest Earning Asset Yield (%) 3.92% 3.86% 3.90% 3.93% 3.84% Net Interest Margin (%) Interest Bearing Liability 1.16% 1.19% 1.04% 0.90% Cost (%) 0.43% 1.04% 1.08% 0.95% Interest Bearing Deposit 0.81% 0.36% Cost (%) 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 (1) Pre-provision net interest income and net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See Reconciliation of Non-GAAP Financial Metrics 20 shown on pages 41 and 42. PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Diverse & Significant Fee Income Overview Fee Income / Operating Revenue • Robust levels of fee income provide a hedge against (Dollars in millions) Pre-Provision Net Interest Income a very challenging interest rate environment. Fee Income Fee Income / Op. Rev. 27.5% • The business lines responsible for generating the 26.1% 26.2% 24.6% 25.3% majority of fee income are trust and wealth management and debit card fees. $266.9 $297.7 • Diversified revenue base with approximately 26% $238.1 $243.8 non-interest income to operating revenue since $157.5 2016. $84.0 $86.4 $101.1 $97.2 $53.5 2016 2017 2018 2019 2020 YTD • Anchored by trust and wealth management, which as of June 30, 2020 have assets under Sources of Fee Income (2020 YTD) management of $6.0 billion(1). • Fee income represents a strong source of potential Gain on revenue synergies as Park’s balance sheet Sale of Other Fee continues to grow. Securities 3% Income Fiduciary 16% Activities BOLI 26% 4% Q2 2020 Summary Debit Card Fees Service • Total mortgage originations in Q2 2020 were $348.8 20% Other Charges million, which generated $5.9 million in fee income, Service 8% Income compared to $178.0 million in Q1 2020 which 23% generated $2.8 million in fee income. 21 (1) Market value of assets under management PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Disciplined Approach to Managing Operating Expenses Efficiency Ratio & Non-interest Expense Overview (Dollars in millions) • Disciplined cost management is a key element Non-interest Expense Efficiency Ratio 66.4% of Park’s financial success. 63.0% 60.6% 61.7% 61.7% • The efficiency ratio has consistently been in the mid-to-low 60% range, and management expects continued improvement with new initiatives and greater scale. $264.0 $228.8 $204.3 $203.2 • Expect to achieve a future $6.5 million annual $131.1 expense reduction from the recently announced branch consolidation to be completed by 2016 2017 2018 2019 2020 YTD September 30, 2020. Non-interest Expense Composition Insurance Other Non- Q2 2020 Summary 2% interest Expense Professional 11% • The efficiency ratio improved significantly in Q2 Fees 2020 due to increases in interest income and 11% fee income, and a decrease in non-interest Data expense. Processing Salaries & 4% Benefits FF&E 60% 7% Occupancy 5% 22 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

High Quality Capital Structure 98% of Park’s Tier 1 Capital is Common Equity Regulatory Capital as of June 30, 2020 (Dollars in millions) Common Equity Tier 1 Common Equity Tier 1 Tier 1 Capital $816.0 $831.0 million Trust Preferred Receives full Tier 1 Capital treatment Trust Preferred $15.0 Tier 2 Capital Allowance for Loan Losses ALLL $73.6 $73.6 million 1 23 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Robust Capital Ratios Between $145M and $460M excess amount over regulatory minimums(1) Tier 1 Leverage Ratio Common Equity Tier 1 Ratio 12.0% 16.0% 10.0% 9.6% 9.6% 14.0% 12.9% 13.0% 10.0% 9.4% 12.6% 9.0% 11.6% 12.0% 11.3% 8.0% 10.0% 6.0% 8.0% 7.0% 6.0% 4.0% 4.0% 4.0% 2.0% 2.0% – – 2016Q4 2017Q4 2018Q4 2019Q4 2020 Q2 2016Q4 2017Q4 2018Q4 2019Q4 2020 Q2 Tier 1 Risk-based Capital Ratio Total Risk-based Capital Ratio 16.0% 16.0% 14.0% 13.2% 13.3% 15.0% 12.8% 14.3% 14.1% 14.2% 11.8% 11.5% 12.0% 14.0% 10.0% 13.0% 12.6% 12.5% 8.0% 8.5% 12.0% 6.0% 11.0% 10.5% 4.0% 10.0% 2.0% 9.0% – 8.0% 2016Q4 2017Q4 2018Q4 2019Q4 2020 Q2 2016Q4 2017Q4 2018Q4 2019Q4 2020 Q2 Regulatory Minimums(1) (1) Adequately capitalized thresholds plus capital conservation buffer of 2.5% 24 Note: Financial data as of June 30, 2020 unless otherwise noted; capital ratios were modestly impacted by 2 bank PARK NATIONAL CORPORATION acquisitions which closed in the 2018 and 2019 fiscal years

High-Quality and Diversified Loan Portfolio Leases < 1% • Park has a well-secured loan portfolio with geographic and asset class diversity. Commercial, • Out-of-market portfolio is limited to specialty lending, Consumer Financial, which has very conservative underwriting and is 21% and Agricultural subject to intensive loan monitoring. 24% • 48% of the loan portfolio has a fixed interest rate. The remaining 52% has a variable interest rate. • The expected weighted average repricing duration of Commercial Residential Real Estate the loan portfolio was 1.4 years as of June 30, 2020. Real Estate 23% 27% • Included in commercial, financial, and agricultural loans are $292 million in loans originated through Scope Leasing, Inc. and $264 million in structured warehouse loans. Construction Real Estate (1) 5% • 3% of total loans were agriculture related . Total Loan Portfolio: $7.2B • 42% of commercial real estate loans were owner- MRQ Yield on Loans: 4.63% occupied. 25 (1) Agriculture related loans include farm loans and agricultural production loans PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

COVID-19 Loan Modifications As of June 30, 2020 Park had modified 10.4% of total loans (Dollars in thousands) Percent of June 30, 2020 Percent June 30, 2020 Total Loans as of Balance of Loan Type Total Balance June 30, 2020 Modified Modified Non-bank consumer finance companies $254,356 3.5% $0 0.0% Hotel and accomodations 211,106 2.9 163,455 77.4 Restaurants and food service 51,442 0.7 12,641 24.6 Arts and recreation 45,108 0.6 16,907 37.5 Healthcare and social assistance 244,980 3.4 39,751 16.2 Strip shopping centers 218,237 3.0 73,117 33.5 Other real estate rental and leasing 1,077,898 15.0 192,076 17.8 PPP loans 543,086 7.5 0 0.0 Other loans 1,494,278 20.7 137,005 9.2 Total commercial loans $4,140,491 57.5% $634,952 15.3% Percent of June 30, 2020 Percent June 30, 2020 Total Loans as of Balance of Loan Type Total Balance June 30, 2020 Modified Modified Home equity $204,542 2.8% $3,746 1.8% Installment 1,494,151 20.7 49,649 3.3 Real estate 1,341,739 18.6 57,559 4.3 Guardian Financial Services Company 18,489 0.3 2,383 12.9 Other 5,033 0.1 0 0.0 Total consumer loans $3,063,954 42.5% $113,337 3.7% Total Loans $7,204,445 100.0% $748,289 10.4% Commercial Loans with Multiple COVID-19 Modifications Percent of July 31, 2020 Total Loans as of Weighted Average Total Balance June 30, 2020 Risk Grade Hotel and accomodations $45,298 0.6% 4.72 Arts and recreation 3,070 0.0 4.06 Healthcare and social assistance 1,200 0.0 4.00 Other real estate rental and leasing 3,153 0.0 4.17 Other loans 8,059 0.1 4.74 Total commercial loans $60,780 0.8% 4.64 Note: A majority of these modifications are excluded from Troubled Debt Restructuring classification under Section 26 4013 of the CARES Act or under applicable interagency guidance of the federal banking regulators. Modified loans PARK NATIONAL CORPORATION will be considered current and will continue to accrue interest during the deferral period.

Commercial Loan Modifications in Response to COVID-19 Crisis (Dollars in thousands) June 30, 2020 Percent of Total Balance Percent of Loan Balance Percent of Loan Balance Loans Modified Type Modified Classified Type Classified Non-Bank Consumer Finance Companies $254,356 3.5% $0 0.0% $0 0.0 % Hotel and Accomodations 211,106 2.9 163,455 77.4 $61,944 29.3 Restaurants and Food Service 51,442 0.7 12,641 24.6 1,869 3.6 Arts and Recreation 45,108 0.6 16,907 37.5 1,542 3.4 Hospitals 42,810 0.6 0 0 0 0 Nursing Homes 71,681 1.0 0 0 2,439 3.4 Other Healthcare and Social Assistance 130,488 1.8 39,751 30.5 1,889 1.4 Strip Shopping Centers 218,237 3.0 73,117 33.5 105 0.0 Other Real Estate Rental and Leasing 1,077,898 15.0 192,076 17.8 21,918 2.0 All Other C&I 728,460 10.1 68,411 9.4 34,296 4.7 All Other CRE 558,226 7.7 57,446 10.3 39,807 7.1 All other CL&D 106,309 1.5 2,717 2.6 1,638 1.5 PPP loans 543,086 7.5 0 0.0 0 0.0 Other Loans 101,284 1.4 8,431 8.3 4,688 4.6 Total Commercial $4,140,491 57.5% $634,952 15.3% $172,135 4.2% 27 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Additional Loan Modification Data (Dollars in thousands) June 30, 2020 Percent of Total Balance Percent of Loan Balance Loans M odified Type Modified Hotels & Accomodations Hotels (except Casino Hotels) and Motels $200,473 2.8% $156,945 78.3% RV (Recreational Vehicle) Parks and Campgrounds 6,647 0.1 4,453 67.0 Bed-and-Breakfast Inns 3,172 0.0 1,823 57.5 All Other Traveler Accommodation 613 0.0 234 38.2 Recreational and Vacation Camps (except Campgrounds) 201 0.0 0 0.0 Total Hotels & Accomodations $211,106 2.9% $163,455 77.4% Other Real Estate Rental and Leasing Breakout Lessors of Residential Buildings and Dwellings $478,319 6.6% $91,115 19.0% Lessors of Nonresidential Buildings (except Miniwarehouses) 404,111 5.6 75,407 18.7 Other Activities Related to Real Estate 60,160 0.8 9,016 15.0 Lessors of Other Real Estate Property 46,018 0.6 2,635 5.7 Lessors of Miniwarehouses and Self-Storage Units 29,313 0.4 1,319 4.5 Nonresidential Property Managers 17,889 0.2 3,653 20.4 Offices of Real Estate Agents and Brokers 17,346 0.2 5,532 31.9 Residential Property Managers 5,470 0.1 615 11.2 Commercial Air, Rail, and Water Transportation Equipment Rental and Leasing 5,809 0.1 1,985 34.2 Truck, Utility Trailer, and RV (Recreational Vehicle) Rental and Leasing 4,998 0.1 213 4.3 Construction, Mining, and Forestry Machinery and Equipment Rental and Leasing 3,601 0.0 0 0.0 All Other Consumer Goods Rental 1,977 0.0 478 24.2 Other Commercial and Industrial Machinery and Equipment Rental and Leasing 1,093 0.0 0 0.0 All Other 1,795 0.0 108 6.0 Total Other Real Estate Rental and Leasing Breakout $1,077,898 15.0% $192,076 17.8% 28 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Overview of PPP Involvement • Originated 4,438 loans with a total loan amount of $543.1 million, predominantly to Park customers. The average loan amount was $122,000. • Originated 21 loans over $2 million with a total loan amount of $68 million. • Received fee income of $20.2 million. (Dollars in thousands) Number of June 30, 2020 Percent of Total Loans Balance Loans Health Care and Social Assistance 442 $93,418 1.3% Manufacturing 330 81,129 1.1 Construction 521 80,181 1.1 Professional, Scientific, and Technical Services 502 50,255 0.7 Retail Trade 437 37,597 0.0 Accommodation and Food Services 391 35,684 0.5 Other Services (except Public Administration) 550 33,796 0.5 Transportation and Warehousing 158 24,152 0.3 Administrative and Support and Waste Management and Remediation Services 169 18,521 0.3 Wholesale Trade 138 17,611 0.2 Finance and Insurance 206 17,341 0.2 Real Estate Rental and Leasing 230 15,981 0.2 Educational Services 58 15,665 0.2 Arts, Entertainment, and Recreation 126 8,043 0.1 Agriculture, Forestry, Fishing and Hunting 111 5,042 0.1 Information 35 3,825 0.1 Mining 17 3,012 0.0 Other 17 1,833 0.0 Total PPP Loans 4,438 $543,086 7.5% 29 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Top 25 Loan Relationships by Industry Top 25 Relationships: (Dollars in thousands) Total Total Balance as a % $562 million or Industry NAICS Code Description Commitment Balance of Total Loans 7.8% of loans Sales Financing $222,682 $130,293 1.81% • Reflects aggregate exposure to Hotels (except Casino Hotels) and Motels 109,259 104,804 1.45% Industrial Machinery and Equipment Merchant Wholesalers 51,595 51,560 0.72% the top 25 relationships Colleges, Universities, and Professional Schools 45,000 45,000 0.62% Lessors of Residential Buildings and Dwellings 43,232 36,368 0.50% • Diversified industry exposure Car Washes 34,803 19,425 0.27% results in no single level of high General Medical and Surgical Hospitals 33,000 33,000 0.46% concentration New Multifamily Housing Construction (except For-Sale Builders) 29,870 19,379 0.27% New Housing For-Sale Builders 26,502 16,669 0.23% Lessors of Nonresidential Buildings (except Miniwarehouses) 26,102 24,181 0.34% • Top 25 borrowers comprised of Public Finance Activities 23,654 23,654 0.33% 237 loans New Car Dealers 21,408 14,605 0.20% Private Households 21,000 422 0.01% • Classified loan balances related Iron and Steel Pipe and Tube Manufacturing from Purchased Steel 15,135 13,289 0.18% Related Consumer Credit 5,235 4,435 0.06% to top 25 borrowers total $45.1 Secondary Market Financing 5,000 4,408 0.06% million and are comprised of Motor Vehicle Seating and Interior Trim Manufacturing 4,560 4,560 0.06% three relationships related to Motor Vehicle Electrical and Electronic Equipment Manufacturing 3,633 3,633 0.05% Hotels (except Casino Hotels) Golf Courses and Country Clubs 2,983 2,983 0.04% and Motels, New Car Dealers, Limited-Service Restaurants 2,183 1,743 0.02% Machine Tool Manufacturing 1,868 1,868 0.03% and Steel and Tube Other Activities Related to Real Estate 1,782 1,782 0.02% Manufacturing from Purchased Plastics Bag and Pouch Manufacturing 1,515 1,515 0.02% Steel. Lessors of Other Real Estate Property 1,084 1,084 0.02% Promoters of Performing Arts, Sports, and Similar Events with Facilities 703 703 0.01% Consumer Lending 617 617 0.01% Offices of Optometrists 46 46 0.00% Other Metal Valve and Pipe Fitting Manufacturing 32 32 0.00% Total Top 25 Industry Balances $734,484 $562,060 7.80% 30 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Specialty Lending • Park has successfully operated in the specialty finance area, specifically focusing on turbo-prop and light jets and structured warehouse lending to non-bank consumer finance companies for many years. Net charge-offs in specialty lending have not materially impacted PRK’s overall net charge-off rates over the last 10 years. • Park acquired Scope Leasing, Inc. in the mid-1990’s. Scope follows the same conservative underwriting posture as the commercial loan Scope Aircraft Finance Structured Warehouse 4.0% portfolio. Its lending team has years of industry experience and 3.7% maintains a narrow focus as to acceptable aircraft. Scope had loans Guardian of $292 million or 4.0% of total loans as of June 30, 2020. Scope Finance offers aircraft loans from $200,000 to $5 million to individuals, small 0.3% businesses, and major corporations across the country. • Park entered the structured warehouse lending business in 2008. It is a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured warehouse loans consist of loans to non- All Other bank consumer finance companies throughout the nation. These Loans 92.0% asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have very conservative underwriting and are subject to intensive loan monitoring. Structured warehouse loans represented $264 million or 3.7% of total loans as of June 30, 2020. • Guardian Financial Services Company, a consumer finance company, had total assets of $20.1 million as of June 30, 2020, and since 2019 has been winding down and not sought new loans during 2020. 31 Note: Scope has completed approximately $43.7 million of modifications on 46 loans, and no structured PARK NATIONAL CORPORATION warehouse loans are in deferral or have been modified as a result of COVID-19; financial data as of June 30, 2020 unless otherwise noted.

Loan Approval Process & Loan Review Loan Approval Process • While Park has a legal lending limit of approximately $125 million, its internal hold limit is $40 million. • Park’s highest individual lending authority is $3 million. • Loans which are greater than an individual’s lending authority go to the Park Commercial Loan Committee (“PCLC”) for approval. • Loans exceeding the PCLC approval limits must be approved by the Park Executive Committee. Loan Review & Special Assets • Park’s management team takes a very conservative approach to classification, primarily based on debt service coverage ratios. A credit will be placed on nonaccrual status with a debt service coverage ratio below 1.0x, and a credit with a lesser degree of stress may be labeled special mention. • Annually, loan review evaluates: • All commercial credit relationships with aggregate exposure over $1 million. • All commercial credit relationships with new notes >= $500,000. • Remaining commercial credit relationships with aggregate exposure between $250,000 and $500,000 are selected based on risk-based sampling. • For the 2018-2019 loan review cycle, 82% of the commercial loan portfolio was reviewed. • Special Assets Committee consists of several bankers with extensive experience working to resolve problem credits acquired over the course of the 2008 financial crisis. 32 PARK NATIONAL CORPORATION

Healthy Allowance Levels Safeguard Shareholders’ Equity Allowance / Loans Overview (Dollars in millions) • Allowance for loan losses was 1.02% of 0.87% 1.02% total loans as of June 30, 2020, 1.09% of 0.96% 0.93% 0.90% originated loans and 1.17% of originated $6,501 $7,204 loans excluding PPP loans. $5,272 $5,372 $5,692 • Strong reserve levels reflect expectation of 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q2 deteriorating economic conditions and Loans ALLL / Loans credit stress to emerge in future periods. • Conservative classification of commercial Loan Loss Provision / Net Charge-Offs loans and prudent identification of problem credits. 30.0x • Elected to delay implementation of CECL. 6.1x (3) NM 0.9x 1.2x FY 2016 FY 2017 FY 2018 FY 2019 2020 YTD (1) NPLs include accruing loans 90+ days delinquent. 33 (2) Of the $100.4 million of nonaccrual loans as of 6/30/2020, $77.6 million were current with regard to PARK NATIONAL CORPORATION contractual principal and interest payments. (3) For fiscal year 2016, Park recognized a negative provision of $5.1 million.

Stable Asset Quality Overview NPAs / Total Assets (1) • Conservative underwriting and strong 1.36% 1.21% asset quality allow Park to enter the 1.14% 1.08% economic downturn well-prepared. 0.97% • Of the $100.4 million in nonaccrual loans, $77.6 million, or about 77%, were current with regard to payments as of June 30, 2020. 2016Q4 2017Q4 2018Q4 2019Q4 2020Q2 Net Charge-Offs / Average Loans Classified Loans(2) / Tier 1 Capital + ALLL 1.80% 1.60% 1.40% 1.20% 10.15% 9.41% 1.00% 8.94% 0.80% 7.38% 5.89% 0.60% 0.40% 0.17% 0.12% 0.20% 0.02% 0.02% 0.02% – 2016Y 2017Y 2018Y 2019Y 2020 YTD 2016Q4 2017Q4 2018Q4 2019Q4 2020Q2 (1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due 34 (2) Classified loans defined as those rated substandard or impaired, excluding accruing PCI loans PARK NATIONAL CORPORATION associated with the acquisitions of NewDominion Bank and CAB Financial Corporation

Stable, Low Cost Core Deposits • With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a very attractive, loyal and low-cost source of funds. CDs 12% • Non-interest bearing deposits represented 31% of total deposits. Non-interest Bearing • Public funds made up $1.6 billion, or approximately 31% 20%, of total deposits. • Strong deposit growth has helped support a steady Savings loan-to-deposit ratio, which was 88% at the end of Q2 33% 2020. • The most recently-completed study received by Park Transaction estimated an average life of 8.3 years for its non- 24% maturity deposits, exemplifying a loyal deposit customer base that should continue to form the backbone of Park’s funding sources for years to come. • Park’s deposit beta was 39% on interest-bearing deposits for Q2 2020 and 37% for the first half of 2020. Total Deposits: $8.2 billion • Approximately 0.44% (or $36 million) of Park’s total MRQ Cost of Interest Bearing Deposits: 0.36% deposits as of June 30, 2020 were brokered deposits, MRQ Cost of Total Deposits: 0.25% which are included in certificates of deposit. Non-CD Deposits / Total Deposits: 88% 35 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

High Quality Securities Portfolio • Park’s securities portfolio is highly rated(1): • 90% are AAA rated • 10% are AA rated States & Political Subdivisions • 100% are rated investment grade 28% • All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year Agency Mortgage- residential mortgage loans. Backed Securities 72% • All state and political subdivision securities are investment grade rated, many with credit enhancements. • The expected weighted average life of Park’s securities portfolio is 3.7 years as of June 30, 2020. • Over $503 million of the securities portfolio is unencumbered. MRQ Yield on Securities: 2.72% • Park did not carry any held-to-maturity securities as of Total Securities: $1.2 billion June 30, 2020. 36 (1) Securities portfolio ratings as of April 30, 2020. PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

High Levels of Liquidity • Park has access to a strong “war chest” of liquidity with multiple sources of funds, including unpledged investment securities, unused available FHLB borrowings capacity, and overnight federal funds sold balances. • Park has the following sources of liquidity at the holding company level as of June 30, 2020: • $67 million of cash and equivalents – this represented four quarters of holding company expense. • Park National Bank could upstream approximately $60 million of additional dividends to Park National Corporation. • $15 million line of credit that has not been utilized to date. • Park National Bank has the following sources of liquidity as of June 30, 2020: • $136 million of cash and equivalents. • $579 million of federal funds sold. • $503 million of unpledged investment securities. • $1.0 billion of borrowing availability with the FHLB of Cincinnati. • $1.5 billion of capacity to increase deposit placement funding via Promontory. • $857 million from the Federal Reserve’s discount window. • $543 million of PPPLF availability. • Park has the following debt at the holding company level as of June 30, 2020: • $37.5 million of senior borrowings. • $15 million of trust preferred securities. 37 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Stable Interest Rate Sensitivity • Management reviews interest rate sensitivity on a monthly basis by modeling the consolidated financial statements under various interest rate scenarios. The primary reason for these efforts is to guard Park from adverse impacts of unforeseen changes in interest rates. Management continues to believe that further changes in interest rates will have a small impact on net income, consistent with the disclosures in Park’s most recent 10-K and 10-Q filings. • Pre-provision net interest income and net income are both projected to be resilient to interest rate shifts, which is in keeping with observed recent historical reactions to changes in interest rates. • Park’s sensitivity to interest rate shifts as of June 30, 2020 is summarized in the following table: Pre-Provision Scenario Economic Value of Equity Net Interest Income Net Income +400 bps 28.9% 0.8% 2.5% +300 bps 22.4% 0.4% 1.2% +200 bps 12.9% 0.2% 0.6% +100 bps (1.1%) (0.1%) (0.3%) Unchanged – – – -100 bps 19.2% (5.3%) (15.1%) -200 bps 34.9% (10.6%) (30.2%) -300 bps 50.8% (15.8%) (44.9%) -400 bps 61.4% (18.4%) (52.5%) 38 PARK NATIONAL CORPORATION Note: Financial data as of June 30, 2020 unless otherwise noted

Appendix PARK NATIONAL CORPORATION

Board of Directors Management’s interests are aligned with shareholders as directors and executive officers owned approximately 2.40% of Park’s common shares outstanding as of February 28, 2020. The following table shows the Board’s ownership as of the most recent Form 4 filings. Common Years as Shares % Equity Name Age Director Owned Ownership Professional Position Donna M. Alvarado 71 7 5,879 0.04 President - AGUILA International C. Daniel DeLawder 70 26 138,050 0.85 Chair, Executive Committee - Park National Corporation F. William Englefield IV 65 15 7,634 0.05 President – Englefield, Inc. Alicia J. Hupp 59 5 2,326 0.01 President & CEO - Sweet Manufacturing Co. Jason N. Judd 43 1 475 0.00 SVP - Big Lots, Inc. Stephen J. Kambeitz 61 10 3,658 0.02 Private Investor Timothy S. McLain 58 10 2,980 0.02 VP - McLain, Hill, Rugg & Associates, Inc. Matthew R. Miller 41 1 6,025 0.04 President – Park National Corporation Robert E. O’Neill 57 7 21,441 0.13 President - Southgate Corporation Mark R. Ramser 66 1 69,767 0.43 President - Ohio Cumberland Gas Co. Julia A. Sloat 51 5 2,614 0.02 SVP - American Electric Power, Inc. David L. Trautman 59 15 64,953 0.40 Chairman and CEO - Park National Corporation Leon Zazworsky 72 17 47,464 0.29 President - Mid State Systems, Inc. 40 PARK NATIONAL CORPORATION

Reconciliation of Non-GAAP Financial Metrics Reconciliation of Average Shareholders' Equity to Average Tangible Common Equity For the Six For the Twelve Months Ended For the Three Months Ended Months Ended 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2020 Average Shareholders' Equity $ 737,737 $ 755,839 $ 784,140 $ 922,174 $ 936,626 $ 945,145 $ 966,548 $ 981,976 $ 998,288 $ 990,132 Less: Average Goodwill and Other Intangible Assets 72,334 72,334 96,385 158,194 165,311 174,027 173,065 170,909 170,303 170,606 Average Tangible Common Equity $ 665,403 $ 683,505 $ 687,755 $ 763,980 $ 771,315 $ 771,118 $ 793,483 $ 811,067 $ 827,985 $ 819,526 Reconciliation of Total Shareholders' Equity to Tangible Common Equity As of As of 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Total Shareholders' Equity $ 742,240 $ 756,101 $ 832,506 $ 969,014 $ 934,432 $ 956,140 $ 969,014 $ 981,877 $ 1,001,594 Less: Goodwill and Other Intangible Assets 72,334 72,334 119,710 171,118 174,288 173,489 171,118 170,512 169,905 Tangible Common Equity $ 669,906 $ 683,767 $ 712,796 $ 797,896 $ 760,144 $ 782,651 $ 797,896 $ 811,365 $ 831,689 Reconciliation of Total Assets to Tangible Assets As of As of 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Total Assets $ 7,467,586 $ 7,537,620 $ 7,804,308 $ 8,558,377 $ 8,657,453 $ 8,723,610 $ 8,558,377 $ 8,719,291 $ 9,712,994 Less: Goodwill and Other Intangible Assets 72,334 72,334 119,710 171,118 174,288 173,489 171,118 170,512 169,905 Tangible Assets $7,395,252 $7,465,286 $7,684,598 $8,387,259 $8,483,165 $8,550,121 $8,387,259 $8,548,779 $9,543,089 41 PARK NATIONAL CORPORATION

Reconciliation of Non-GAAP Financial Metrics (continued) Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income For the Six For the Twelve Months Ended For the Three Months Ended Months Ended 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2020 Interest Income $ 276,258 $ 286,424 $ 310,801 $ 360,500 $ 92,226 $ 94,589 $ 91,829 $ 88,909 $ 87,445 $ 176,354 Fully Taxable Equivalent Adjustment 2,417 4,953 2,858 2,956 752 744 726 725 723 1,448 Fully Taxable Equivalent Interest Income $ 278,675 $ 291,377 $ 313,659 $ 363,456 $ 92,978 $ 95,333 $ 92,555 $ 89,634 $ 88,168 $ 177,802 Less: Interest Expense 38,172 42,665 43,903 62,763 16,375 17,488 14,820 12,626 6,259 18,885 Fully Taxable Equivalent Pre-Provision Net Interest Income $ 240,503 $ 248,712 $ 269,756 $ 300,693 $ 76,603 $ 77,845 $ 77,735 $ 77,008 $ 81,909 $ 158,917 Reconciliation of Pre-Provision Net Revenue For the Six For the Twelve Months Ended For the Three Months Ended Months Ended 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2020 Pre-Provision Net Interest Income $ 238,086 $ 243,759 $ 266,898 $ 297,737 $ 75,851 $ 77,101 $ 77,009 $ 76,283 $ 81,186 $ 157,469 Non-Interest Income 84,039 86,429 101,101 97,193 22,808 28,136 24,224 22,486 30,964 53,450 Less: Non-Interest Expense 204,331 203,162 228,755 263,988 70,192 65,738 71,231 66,276 64,799 131,075 Pre-Provision Net Revenue $ 117,794 $ 127,026 $ 139,244 $ 130,942 $ 28,467 $ 39,499 $ 30,002 $ 32,493 $ 47,351 $ 79,844 Reconciliation of Allowance for Loan and Lease Losses / Loans For the Twelve Months Ended For the Three Months Ended 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Allowance for Loan and Lease Losses $ 50,624 $ 49,988 $ 51,512 $ 56,679 $ 54,003 $ 55,853 $ 56,679 $ 61,503 $ 73,476 Gross Loans 5,271,857 5,372,483 5,692,132 6,501,404 6,376,737 6,403,647 6,501,404 6,522,519 7,204,445 Allowance for Loan and Lease Losses / Loans 0.96% 0.93% 0.90% 0.87% 0.85% 0.87% 0.87% 0.94% 1.02% 42 PARK NATIONAL CORPORATION

PARK NATIONAL CORPORATION: Where you mean more